Exhibit 10.26

Consulting Agreement

Mr. Seth Fireman                         Mr. Alan Elkes
Mr. Fred Rudy                            Chief Executive Officer
Managing Partners                        Dalton Kent Securities Group, Inc.
Olympia Partners, LLC                    711 Fifth Avenue, 15th Floor
660 Madison Avenue, 15th Floor           New York,  NY 10022
New York,  NY 10021

American Champion Entertainment, Inc. ("ACEI") hereby appoints Olympia Partners, LLC and Dalton Kent Securities Group, Inc. as financial consultants ("Consultants") to ACEI with specific services as following:

* Assist in seeking financing for ACEI's production needs for the TV program

* Provide and set up promotional activities for ACEI, which includes but not limited to retail support of ACEI's shares as traded on Nasdaq

* Term:  24 months beginning November 25, 1998

ACEI will compensate Consultants as follows, to be equally divided between Olympia Partners, LLC, and Dalton Kent Securities Group, Inc.:

1) On the first business day of January 1999, ACEI will pay consultants for services rendered in December 1998. This compensation will, at the option
of ACEI, equal to an aggregate of  $100,000   or   100,000 warrants exercisable
at $1.25 per share.  And,

2)      Thereafter the following compensation shall be paid in aggregate to the
Consultants:

                                                Eligible from
                                                Effectiveness
   Amount            Strike Price            of S-3 Registration     Expires
100,000 shares      $1.50 per share                 45 days          30 months
100,000 shares      $2.00 per share                 90 days          30 months
100,000 shares      $2.50 per share                135 days          30 months
100,000 shares      $2.75 per share                180 days          30 months
100,000 shares      $4.00 per share                360 days          30 months



For                                        Accepted:

American Champion Entertainment, Inc.      Olympia Partners, LLC

By: /s/ Anthony K. Chan                    By:  /s/ Seth Fireman
Anthony K. Chan                            Name:  Seth Fireman
President & CEO                            Title:  Managing Partner


Date:   November 25, 1998                   Dalton Kent Securities Group, Inc.

                                            By:   /s/ Alan Elkes
                                            Name:   Alan Elkes
                                            Title:  Chief Executive Officer